Filed Pursuant to Rule 497(e)
1933 Act File No. 002-90810
1940 Act File No. 811-04010

PIA MUTUAL FUND

Supplement dated October 1, 2004
to the Prospectus for the PIA Funds dated March 29, 2004

        Please use this supplement with the Prospectus for the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA Equity Fund, dated March 29, 2004. Please read this supplement carefully and keep it with your records for future reference.

        The Board of Trustees of PIA Mutual Fund, a Massachusetts business trust (the “Trust”), has approved an Agreement and Plan of Reorganization which provides for the tax-free reorganization of each of the PIA BBB Bond Fund, the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA Equity Fund (each a “PIA Fund”, and collectively, the “PIA Funds”), each a series of the Trust, into a corresponding newly created series of Advisors Series Trust, a Delaware statutory trust (“AST”), with the same name as the existing PIA Fund (collectively, the “New Funds”). Pacific Income Advisers, Inc. will continue to act as investment adviser to the New Funds and there will be no changes to any of the New Funds’ investment objectives, policies and strategies.

        The reorganization is scheduled to take place on or about December 10, 2004, but is subject to the approval of the shareholders of the PIA Funds and other conditions. The Trust and AST will send a proxy statement to the shareholders of the PIA Funds describing in greater detail the proposed reorganization and the New Funds prior to the shareholder meeting to vote on approving the reorganization.

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        Shareholders who have questions concerning the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund or the PIA Equity Fund should call 1-800-251-1970 or write to:

PIA Mutual Fund 1299 Ocean Avenue Suite 210 Santa Monica, California 90401